Filed Pursuant to Rule 497(e)
1933 Act File No. 333-108394
1940 Act File No. 811-21422

Lotsoff Capital Management Investment Trust

Lotsoff Capital Management Micro Cap Fund

Prospectus Supplement

June 15, 2011

This Supplement to the Prospectus dated January 31, 2011 for the Lotsoff Capital Management Micro Cap Fund (the “Fund”), a series of Lotsoff Capital Management Investment Trust (the “Trust”), updates the Prospectus to include the information described below.  For further information, please contact the Fund toll-free at 1-877-568-7633.  You may obtain additional copies of the Fund’s Prospectus, free of charge, by writing to the Fund at Post Office Box 1181, Milwaukee, Wisconsin 53201-1181, or by calling the Fund toll-free at the number above.

Lotsoff Capital Management LLC (now known as, Ziegler Lotsoff Capital Management (IL), LLC), an Illinois limited liability company (the “Adviser”), is the current investment adviser to the Fund.  Pursuant to a transaction with Ziegler Capital Management, LLC, Ziegler Capital Management, LLC acquired control of the Adviser on June 10, 2011 (the “Transaction”).  There was no change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction.

In light of the change of control of the Adviser pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser under the Investment Company Act of 1940 (the “1940 Act”).  This assignment terminated the prior investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board of Trustees, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on May 24, 2011 an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser that took effect on June 10, 2011.  Except for provisions required by Rule 15a-4 of the 1940 Act, the interim agreement contained the same terms and conditions as the prior investment advisory agreement.

In connection with the Transaction and the assignment of the advisory agreement, shareholders of the Fund will vote on the approval of a new investment advisory agreement for the Fund (there are no material differences between the new agreement and the prior agreement, nor are there any material differences in the Adviser’s obligations under the new agreement) and the election of trustees to the Board of Trustees at a special shareholder meeting to be held Friday, July 15, 2011.

This Supplement is not a solicitation of a proxy from shareholders of the Fund.  Shareholders are urged to read the definitive proxy statement when it becomes available because it will contain important information about the solicitation, including information regarding the participants in the solicitation and their direct or indirect interests in the solicitation.  Shareholders may obtain a copy of the definitive proxy statement (when available), free of charge, by writing to the Fund at Post Office Box 1181, Milwaukee, Wisconsin 53201-1181, or by calling the Fund toll-free at the number above.

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Investors Should Retain This Supplement for Future Reference